UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

September 23, 2019

LIPOCINE INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36357

Delaware	99-0370688
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

675 Arapeen Drive, Suite 202

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 994-7383

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LPCN	The NASDAQ Stock Market LLC

Item 7.01	Regulation FD Disclosures

The Company will present data at the 20th Annual Meeting of the Sexual Medicine Society of North America ("SMSNA") on October 24-27th in Nashville, TN. The Company’s materials to be used in the various presentations are attached hereto as Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4.

Item 8.01	Other Events

On September 23, 2019, Lipocine Inc. issued a press release announcing acceptance of four abstracts for presentation as part of the 20th Annual Fall Meeting of the Sexual Medicine Society of North America on October 24-27th 2019 in Nashville, TN. The press release is filed as Exhibit 99.1 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Abstract “TLANDO (LPCN 1144) Reduces Liver Fat in Men with Fatty Liver”

99.2	Abstract “Improved Patient Reported Sexual and Mental Domain Outcomes with Oral Testosterone (TLANDO) Relative to Topical Testosterone in Treated Hypogonadal Men”

99.3	Abstract “Paradigm Shifting Beneficial Effects of TLANDO (Oral Testosterone) on Liver”

99.4	Abstract “Symptomatic Response to TLANDO in Patients that do not Achieve T Cavg > 300 ng/dL”

99.5	Press Release Announcing Presentations at the 20th Annual Fall Meeting of the Sexual Medicine Society of North America

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIPOCINE INC.

Date:	September 23, 2019	By:	/s/ Mahesh V. Patel
Mahesh V. Patel
President and Chief Executive Officer